 Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard J. Sullivan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Global Digital Solutions, Inc. on Form 10-K for the fiscal year ended December 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Global Digital Solutions, Inc.

/s/ Richard J. Sullivan
Richard J. Sullivan
Chief Executive Officer and Chairman of the Board
Date: March 30, 2015

I, David A. Loppert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Global Digital Solutions, Inc. on Form 10-K for the fiscal year ended December 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Global Digital Solutions, Inc.

/s/ David A, Loppert
David A. Loppert
Chief Financial Officer
Date: March 30, 2015

A signed original of this written statement required by Section 906 has been provided to Global Digital Solutions, Inc. and will be retained by Global Digital Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.